Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other current receivables [abstract]
Trade and other receivables
7.	Trade and other receivables

	December 31, 2022	December 31, 2021
Trade receivables, net of expected credit loss	966,428	986,783
Other receivables	64,298	69,240
	1,030,726	1,056,023
The Group’s exposure to credit and currency risks related to trade and other receivables is disclosed in note 26 a) and d).
Trade receivables as at December 31, 2022 include $48.5 million of in-transit revenue balances (December 31, 2021 – $58.2 million). Due to the short-term nature of the transportation and logistics services provided by the Group, these services are expected to be completed within the week following the year-end.